Q3 ’20 EARNINGS RESULTS

Forward-Looking Statements and Other Matters This release may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as “illustrative”, “representative”, “expect”, “plan”, “will”, “estimate”, “project”, “intend”, “believe”, and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company’s current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause Company’s actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the effect of the COVID-19 pandemic on our business and growth prospects; market demand for ground lease capital; the Company’s ability to source new ground lease investments; the availability of funds to complete new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company’s business activities (including changes in interest rates and/or credit spreads, the ability to source financing at rates below the capitalization rates of our assets, and refinancing and interest rate risks); risks that tenant rights in certain of our ground leases will limit or eliminate the Owned Residual realizations from such properties; general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other ground lease investors and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and any subsequent reports filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Important Note re COVID-19: Readers of this presentation are cautioned that, due to the uncertainty created by the COVID-19 pandemic, our results for the quarter may not be indicative of our results for the remainder of 2020. Similarly, our Ground Rent Coverage and UCA as of September 30, 2020 are likely to decline with respect to certain properties in future periods due to the continuing impact of the pandemic, and any such decline may be material. Readers are urged to read our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 when it is filed with the SEC for a more fulsome discussion of our quarterly results, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections included therein. Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics. Investor Relations Contact Jason Fooks 212.930.9400 investors@safeholdinc.com 2

Q3 ‘20 Highlights Strong Safety During Building Results Turbulent Times Momentum 81% 100% Ground Rent $105m Revenue Growth New Investments(1) (YTD Year-over-Year) Received 42% 64% >$200m EPS Growth Total Shareholder Signed LOIs(2) (YTD Year-over-Year) Return YTD (As of October 21, 2020) (1) Includes $71m of investments closed subsequent to the end of the quarter. 3 (2) There can be no assurance that we will complete any of these transactions.

Earnings Results Quarterly YTD Results Results Y/Y Y/Y Q3 ‘20 Q3 ‘19 YTD ‘20 YTD ‘19 Growth Growth Revenue $38.0m $22.3m +70% $115.5m $63.8m +81% Net Income $14.2m $5.5m $44.2m $22.6m (Gross of NCI) +159% +96% EPS $0.28 $0.15 $0.88 $0.62 (Diluted) +84% +42% 4

Investment Activity $105m New Investments $34m $71m Closed in Q3 ’20 Closed Subsequent to the End of the Quarter W.A. W.A. W.A. Effective Yield GLTV Rent Coverage 5.2% 37% 3.5x Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Refer to the Glossary and Appendix for Portfolio Reconciliation. 5

Portfolio Growth (Aggregate Gross Book Value) $71m $2.9b Closed Subsequent to the End of the Quarter 8x Growth Since IPO >$200m Signed LOIs(1) $1.5b $0.8b $0.5b ~$700m Purchasing Power $0.3b (As of 10/21/20) (2) IPO… Q3 '17 Q3 '18 Q3 '19 Q3 '20 Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Refer to Appendix for Portfolio Reconciliation. (1) Represents transactions with signed LOIs. There can be no assurance that we will complete any of these transactions. 6 (2) Assumes our target leverage of 2x debt to equity and calculated using cash and revolving credit availability of $239m as of October 21, 2020.

Geographic Breakdown (Current Portfolio Gross Book Value: $2,845m) Seattle Portland Northeast 45% Minneapolis West Milwaukee 23% New Haven New York San Francisco Central Detroit Philadelphia San Jose Salt Lake City 3% Washington, D.C. Colorado Mid Atlantic 13% Los Angeles Nashville Phoenix Southwest Raleigh-Durham San Diego 8% Southeast Atlanta Dallas 8% Honolulu Austin Tampa Orlando San Antonio Sarasota Miami 7

Portfolio Metrics (Current Portfolio Gross Book Value: $2,845m) Credit Metrics(1) Property Type Lease Term Office >60 yrs 61% 89% W.A. Rent W.A. GLTV Coverage(2) Lease Term Property Type Remaining w/ Ext. <20 yrs Multifamily (W.A. 88 Years) 8% 19% 3.7x 39% 20-60 yrs 3% Other Hotel 1% 19% Total Annualized Less: Annualized Net Yield GAAP Rent Depreciation & Amount (% of GBV) GAAPYield (incl. % rent) - Amortization(3) = Return $168.4m $11.0m $157.4m 5.5% Annualized Add: TTM Annualized Cash Yield Cash Cash Base Rent Percentage Rent Cash Rent (% of GBV) Yield $95.2m + $4.1m = $99.3m 3.5% (1) Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. (2) The Company uses estimates of the stabilized Property NOI if it does not receive current tenant information or if the properties are under construction/in transition. These estimates are based on leasing activity at the property, third party appraisals and available market information, such as leasing activity at comparable properties in the relevant market. Please refer to the Glossary in the Appendix for more information on these calculations. 8 (3) Includes $1.4m of annualized amortization of right of use asset recorded as real estate expense. Includes our proportionate share of amortization from our equity method investment.

Capital Structure $3.3b $1.2b $1.7b (2) Equity Book Equity Total Debt Market Cap $239m cash and revolver availability ~150 bps accretive spread (as of October 21, 2020) – 5.5% w.a. yield of portfolio – 4.0% w.a. Effective Interest Rate ~$700m purchasing power (assuming 2x leverage) 3.1% w.a. Cash Interest Rate 0.5x debt / equity market cap(1) 31 years w.a. maturity 1.4x debt / book equity Subsequent to the end of the quarter, added new bank relationship to revolving credit facility and upsized by $32.5m (1) Market cap calculated as of 10/21/20 with a share price of $65.45. 9 (2) Includes $0.2b of debt, which represents Safehold’s pro-rata share of debt associated with non-consolidated joint ventures (equity method investments).

Unrealized Capital Appreciation $5.1b 12x UCA Growth Since IPO(1) $2.8b $1.6b $1.0b $0.4b IPO (6/22/2017) Q3 '17 Q3 '18 Q3 '19 Q3 '20 Note: Please see the “Important Note re COVID-19” in the front of this presentation for a statement about metrics this quarter. Refer to the Glossary in the Appendix for a definition of Owned Residual Portfolio and Unrealized Capital Appreciation. (1) SAFE relies in part on CBRE’s appraisals of the Combined Property Value, or CPV, of our portfolio in calculating Unrealized Capital Appreciation. SAFE may utilize management’s estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. For unfunded commitments on construction deals, CPV represents the cost to build inclusive of the ground lease. Please refer to our Current Report on Form 8-K filed with the SEC on October 22, 2020 and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 as updated from time to time in our subsequent periodic reports, filed with the SEC, for a discussion of risk factors related to these calculations. The Company formed a wholly-owned subsidiary called “CARET” that is structured to track and capture Unrealized Capital Appreciation. Under a shareholder-approved plan, management has earned up to 10 15% of UCA, subject to time-based vesting. See the Company’s 2019 proxy statement for additional information on the long-term incentive plan.

APPENDIX 11

Appendix Income Statements For the three months ended Sept 30, For the nine months ended Sept 30, 2020 2019 2020 2019 Revenues: Operating lease income $17,195 $17,132 $55,088 $54,844 Interest income from sales-type leases 20,583 4,032 59,315 6,834 Other income 222 1,146 1,115 2,132 Total revenues $38,000 $22,310 $115,518 $63,810 Costs and expenses: Interest expense $16,430 $7,708 $47,811 $18,215 Real estate expense 493 625 1,828 2,082 Depreciation and amortization 2,361 2,345 7,064 7,031 General and administrative 5,302 3,096 16,924 10,552 Other expense 34 285 194 600 Total costs and expenses $24,620 $14,059 $73,821 $38,480 Income from operations before other items $13,380 $8,251 $41,697 $25,330 Loss on early extinguishment of debt - (2,011) - (2,011) Earnings (losses) from equity method investments 832 (759) 2,472 (759) Net income $14,212 $5,481 $44,169 $22,560 Net (income) attributable to non-controlling interests (49) (49) (145) (5,986) Net income attributable to Safehold Inc. and allocable to common shareholders $14,163 $5,432 $44,024 $16,574 Weighted avg. share count (basic) 51,153 36,111 50,158 26,748 Weighted avg. share count (diluted) 51,162 36,111 50,167 26,748 Earnings per share (basic) $0.28 $0.15 $0.88 $0.62 Earnings per share (diluted) $0.28 $0.15 $0.88 $0.62 Note: Figures in thousands except for share amounts. 12

Appendix Balance Sheets September 30, 2020 December 31, 2019 Assets: Real estate: Real estate, at cost $707,537 $687,902 Less: accumulated depreciation (20,807) (16,286) Real estate, net $686,730 $671,616 Real estate-related intangibles assets, net 239,172 242,837 Total real estate, net and real estate-related intangible assets, net $925,902 $914,453 Net investment in sales-type leases 1,088,687 984,598 Ground Lease receivables, net 479,881 397,087 Equity investments in Ground Leases 129,261 127,524 Cash and cash equivalents 65,222 22,704 Restricted cash 42,498 24,078 Deferred operating lease income receivable 84,585 58,303 Deferred expenses and other assets, net 34,751 37,814 Total assets $2,850,787 $2,566,561 Liabilities: Accounts payable, accrued expenses, and other liabilities $75,185 $43,008 Real estate-related intangible liabilities, net 56,849 57,333 Debt obligations, net 1,469,570 1,372,922 Total liabilities $1,601,604 $1,473,263 Equity: Safehold Inc. shareholders' equity: Common stock $512 $478 Additional paid-in capital 1,290,616 1,132,603 Retained earnings (accumulated deficit) 17,311 (2,146) Accumulated other comprehensive loss (61,252) (39,123) Total Safehold Inc. shareholders' equity $1,247,187 $1,091,812 Noncontrolling interests $1,996 $1,486 Total equity $1,249,183 $1,093,298 Total liabilities and equity $2,850,787 $2,566,561 13 Note: $ in thousands.

Appendix Portfolio Reconciliation IPO (6/22/17) 9/30/17 9/30/18 9/30/19 9/30/20 Net investment in Sales-Type Leases - - - $465 $1,089 Ground Lease receivables, net - - - $73 $480 Pro-rata interest in Sales-Type Leases held as equity method investments - - - - $344 Real estate, net (Operating Leases) $265 $410 $527 $673 $687 Add: Accumulated depreciation 1 3 9 15 21 Add: Lease intangible assets, net 123 140 221 245 239 Add: Accumulated amortization 1 2 7 14 21 Add: Other assets - - - 25 24 Less: Lease intangible liabilities, net (51) (58) (58) (57) (57) Less: Non-controlling interest - - (2) (2) (2) Gross Book Value $339 $497 $705 $1,450 $2,845 Unfunded Commitments - - 64 83 34 Aggregate Gross Book Value $339 $497 $769 $1,534 $2,879 Less: Accruals to net investment in leases and ground lease receivables - - - (2) (33) Aggregate Cost Basis $339 $497 $769 $1,531 $2,847 Note: $ in millions. Figures in the reconciliation table may not foot due to rounding. 14

Appendix Glossary Represents Cost Basis plus unfunded commitments. For unfunded commitments, it represents the aggregate future amount to be paid under the Aggregate Cost Basis commitments. Represents the Current Portfolio plus unfunded commitments. For unfunded commitments, it represents the aggregate future amount to be paid under Aggregate Gross Book Value the commitments. Annualized Cash Rent Calculated as the annualized base Cash Rent for ground leases plus Percentage Rent. Cash Interest Rate The current cash interest rate of debt. Cash Rent Represents ground lease income recognized excluding straight-line rent, amortization of lease intangibles, and non-cash income from sales-type leases. Cost Basis Represents the historical purchase price of an asset, including capitalized acquisition costs. The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no ground lease on the land at the Combined Property Value property. CPV is generally based on independent appraisals; however, the Company will use actual sales prices/management estimates for recently (CPV) acquired and originated ground leases for which appraisals are not yet available. In relation to unfunded commitments, CPV represents the total cost associated with the acquisition, development, and construction of the project. Current Portfolio Represents the portfolio of assets owned at the date indicated, measured using Gross Book Value. Does not include unfunded commitments. Computed similarly to effective yield on a bond, using the rate implicit in the lease based on the contractual future cash flows and a residual equal to our Effective Yield cost of the land. Represents the all-in stated interest rate over the term of debt based on the contractual future payments owed excluding the effect of debt premium, Effective Interest Rate discount and deferred financing costs. Gross Book Value (GBV) Represents Cost Basis plus accrued interest on sales-type leases. Calculated as the Aggregate GBV divided by CPV. Safehold uses this metric to assess risk and our seniority level in a real estate capital structure. Similar Ground Lease-to-Value (GLTV) to the concept of the LTV metric used in the loan market. Represents the portfolio of properties under which Safehold owns a ground lease and reflects Safehold’s right to the property and tenant improvements at Owned Residual Portfolio the end of the lease. The current value of the Owned Residual Portfolio is typically represented by the Combined Property Value or CPV of our portfolio. Percentage Rent Represents TTM percentage rent of ground lease assets. Property NOI Represents the net operating income of the building/Safehold’s ground lease tenant prior to paying ground lease rent. The ratio of Property NOI or estimated Property NOI to the Annualized Cash Rent due to Safehold. The Company uses estimates of the stabilized Property Rent Coverage NOI if it does not receive current tenant information and for properties under construction or transition, in each case based on leasing activity at the property and available market information, including leasing activity at comparable properties in the relevant market. Safehold™/Safehold™ Ground A ground lease originated and structured by Safehold. Lease Total Annualized GAAP Rent Current quarter revenue from operating and sales-type leases recognized by GAAP, annualized. Underwritten Effective Yield The Effective Yield of a ground lease using our underwriting assumptions. This includes estimated land value annual growth of 2%. Unrealized Capital Calculated as the difference between CPV and the portfolio’s Aggregate Cost Basis. The Company believes Unrealized Capital Appreciation represents Appreciation additional potential value to SAFE stockholders through the reversion rights embedded in standard ground leases. 15